                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 19

                                       TO

                    THE AMENDED AND RESTATED CREDIT AGREEMENT

                             DATED AS OF JUNE 9, 1998

                                      AMONG

                                CAREMARK RX, INC.
                      (FORMERLY KNOWN AS MEDPARTNERS, INC.)

                                       AND

                             THE BANKS PARTY HERETO

                                CLOSING DOCUMENTS

                     AMENDMENT NO. 19 TO THE LOAN DOCUMENTS

         AMENDMENT NO. 19 TO THE LOAN DOCUMENTS dated as of August 28, 2000 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, Amendment No. 17 to the Loan Documents dated as of April 10, 2000, and Amendment No. 18 to the Loan Documents dated as of May 2, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein in connection with the resolution of the California Transition Plan.

         (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety as follows:

                  "CALIFORNIA SETTLEMENT AGREEMENT" means the Second Amended and Restated Operations and Settlement Agreement among the Commissioner of the Department of Corporations of the State of California, the Director of the Department of Managed Care of the State of California, as successor in interest to the Commissioner of the Department of Corporations, the Department of Managed Care of the State of California, as successor in interest to the Department of Corporations of the State of California, J. Mark Abernathy, as Special Monitor-Examiner, the Borrower and MPN, in the form attached to the Disclosure Statement which accompanied the MPN Plan of Reorganization, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "CALIFORNIA TRANSITION PLAN" means the transition plan for the orderly sale or other disposition of all of the California Property and Assets and the resolution of all of the liabilities and obligations of the Borrower and the California Subsidiaries related thereto, all as contemplated by the California Settlement Agreement and the California Transition Plan Documents. For purposes of the Loan Documents, the California Transition Plan shall not be deemed to have been adopted until the Administrative Agent and the Lender Parties shall have received an opinion of King & Spalding, special counsel for the Loan Parties, in substantially the form of Exhibit F-7 hereto and all conditions to effectiveness of the California Settlement Agreement shall have been satisfied or waived on or prior to October 31, 2000.

                  "CALIFORNIA TRANSITION PLAN DOCUMENTS" means the California Settlement Agreement, the Supplemental Plan Agreement and the MPN Plan of Reorganization, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "MEDPARTNERS FUNDING COMMITMENT" has the meaning specified in
         Section 3.5(a) of the California Settlement Agreement.

                  "SUPPLEMENTAL PLAN AGREEMENT" means the Amended and Restated Supplemental Plan Agreement, among MPN, the Borrower, Consenting MPI Subs (as defined therein), Consenting MPPs (as defined therein) and the Consenting Plans (as defined therein), in the form attached to the Disclosure Statement which accompanied the MPN Plan of Reorganization, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  (b) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definition in their appropriate alphabetical order:

                  "AMENDMENT NO. 19 EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment No. 19 to the Loan Documents were satisfied.

                  "MPN PLAN OF REORGANIZATION" means the Second Amended Chapter 11 Plan of MedPartners Provider Network, Inc. dated July 7, 2000, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  (c) Section 2.01(e) is amended to (i) delete the word "or" after the phrase "5.02(e)(iii)(C)" and to substitute therefor the punctuation ",", (ii) delete the phrase "hereof or, upon adoption of the California Transition Plan, as required under Section 3.5(c) or 3.6 of the California Settlement Agreement" in the third parenthetical in the second sentence thereof, and to (iii) substitute therefor the following phrase: " and 5.02(e)(iii)(E)".

                  (d) Section 2.05 is amended to delete the date "January 31, 2000" in subclause (b)(vii)(B) thereof and to substitute therefor the new date "October 31, 2000".

                  (e) Section 5.02(a)(ix) is amended to delete the phrase "Amendment No. 7 Effective Date" in subclause (A) thereof".

                  (f) Section 5.02(b)(viii) is amended to delete the parenthetical in subclause (2) thereof and to substitute therefor the following parenthetical: "(other than Letters of Credit issued for the payment of certain eligible 'Managed Physician Practice Provider Claims', 'MPN Provider Claims', and 'Plan Preserved Claims' (as such quoted terms are defined in the California Settlement Agreement) in aggregate face amount not to exceed $40,000,000 and otherwise as required under the California Settlement Agreement)".

                  (g) Section 5.02(e)(iii)(D)(2)(y) is amended to delete the parenthetical therein and to substitute therefor the following parenthetical "(other than Letters of Credit issued for the payment of certain eligible 'Managed Physician Practice Provider Claims', 'MPN Provider Claims', and 'Plan Preserved Claims, (as such quoted terms are defined in the California Settlement Agreement) in aggregate face amount not to exceed $40,000,000 and otherwise as required under the California Settlement Agreement)".

                  (h) Section 5.02(e)(iii)(E) is reinstated in its entirety to read as follows:

                  "(E) the Borrower in MPN and the other California Subsidiaries from time to time after the adoption of the California Transition Plan with the proceeds of payments made by the Borrower under the MedPartners Funding Commitment or comprised of the issuance of Letters of Credit issued for the payment of certain eligible 'Managed Physician Practice Provider Claims', 'MPN Provider Claims', and 'Plan Preserved Claims' (as such quoted terms are defined in the California Settlement Agreement) in aggregate face amount not to exceed $40,000,000 and otherwise as required under the California Settlement Agreement".

                  (i) Section 5.03(u) is amended to delete the phrase "Amendment No. 7 Effective Date" in subclauses (ii) and (iii) thereof.

                  (j) Exhibit F-7 to the Credit Agreement is amended in full to read as Annex A hereto.

         SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof if on or before August 28, 2000, each of the following conditions have been satisfied (such date when the conditions are satisfied being the "AMENDMENT EFFECTIVE DATE"):

                  (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on August 28, 2000, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

                  (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on or before the Amendment Effective Date shall have been paid in full.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Representations and Warranties of the Borrower. In connection with and in order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows:

         (a) Consenting Plans constituting 95% of capitation amounts payable to MPN for May 1999 have agreed to take back all of their institutional risk associated with the health care service providers in the State of California effective as of no later than July 15, 1999;

         (b) The MPN Management Agreement has been amended by the Borrower and MPN and such amendment provides for the Borrower to receive reimbursement on a monthly basis of a good faith estimate of the costs and expenses incurred by it in the performance of its Obligations under the MPN Management Agreement (such estimate to be made on the basis set forth in Schedule 3.2 of the California Settlement Agreement) and for the termination of the MPN Management Agreement upon the termination or expiration of the California Settlement Agreement or the California Transition Plan;

         (c) All of the property, assets, operations and management responsibilities of MPN has been restored to MPN itself as the debtor in possession under Chapter 11 of the United States Bankruptcy Code and to the Borrower (with the Special Monitor-Examiner (as defined in the California Settlement Agreement) thereafter having not more than oversight and supervisory responsibilities therefor);

         (d) No proceedings are pending or overtly threatened for the enjoinment, suspension, revocation, termination or modification of any aspect of the California Transition Plan;

         (e) The representations and warranties made by the Borrower or any of its Subsidiaries in the Loan Documents to which it is or is to be a party are accurate in all material respects as though made on and as of such date, before and after giving effect to the California Transition Plan and to the transactions contemplated thereby; and

         (f) No event has occurred and is continuing, or would result from the adoption of the California Transition Plan or the consummation of the transactions contemplated thereby, that would constitute a Default.

         SECTION 4. Reporting Obligations. To induce the Lender to enter into this Amendment, the Borrower agrees that it will deliver promptly upon request by the Agent or any Lender (1) copies of all of the California Transition Plan Documents (other than the sale agreements and related documentation for the disposition of the California Property and Assets in accordance with the California Settlement Agreement) entered into or intended to be entered into prior to the "effective date" of the California Settlement Agreement, in each case duly executed by the parties thereto, and (2) copies of all of the reports, analyses and opinions being delivered pursuant to the terms of the California Transition Plan Documents to the Borrower, the State of California or any of the other Persons consenting to, bound by or benefiting from the California Transition Plan that evaluate or analyze all or any portion of the property, assets, liabilities, businesses or operations of the Borrower or any of its Subsidiaries or any aspect of the California Transition Plan (including, without limitation, those reports and opinions attached as Schedule
4.3 of the California Settlement Agreement).

         SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    CAREMARK RX, INC.
                                    (formerly known as MEDPARTNERS, INC.)

                                    By  /s/ Peter Clemens
                                       ----------------------------------
                                       Name:  Peter Clemens
                                       Title: SVP Finance & Treasurer

                                    THE ADMINISTRATIVE AGENT

                                    BANK OF AMERICA, N.A.

                                    By /s/ Jon Hudson
                                       -----------------------------------
                                       Name:  Jon Hudson
                                       Title: Associate

                                        THE LENDER PARTIES

                                        BANK OF AMERICA, N.A., as a Lender,
                                        the Swing Line Bank and the Issuing Bank


                                        By /s/ William D. Duke
                                           -------------------------------------
                                           Name: William D. Duke
                                           Title: Principal


                                        AMSOUTH BANK


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK


                                        By /s/ Dawn Lee Lum
                                           -------------------------------------
                                           Name:  Dawn Lee Lum
                                           Title: Vice President



                                        CITIBANK, N.A.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By /s/ Charles H. Heidsieck
                                           -------------------------------------
                                           Name:  Charles H. Heidsieck
                                           Title: Senior Vice President



                                        DEBT STRATEGIES FUND, INC.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                      BANK ONE, NA (f/k/a THE FIRST NATIONAL
                                      BANK OF CHICAGO)


                                      By  /s/ L. Richard Schiller
                                          ----------------------------------
                                          Name:   L. Richard Schiller
                                          Title:  Vice President

                                      FIRST UNION NATIONAL BANK

                                      By  /s/ Keith S. Law
                                          ----------------------------------
                                          Name:  Keith S. Law
                                          Title: Vice President


                                      FLOATING RATE PORTFOLIO
                                      By: INVESCO Senior Secured Management,
                                          Inc., as attorney in fact


                                      By
                                          ----------------------------------
                                          Name:
                                          Title:


                                      KZH HIGHLAND-2 LLC


                                      By
                                          ----------------------------------
                                          Name:
                                          Title:


                                      MERRILL LYNCH DEBT STRATEGIES
                                       PORTFOLIO, INC.
                                       BY: MERRILL LYNCH ASSET
                                       MANAGEMENT L.P., as Investment Advisor


                                      By
                                          ----------------------------------
                                          Name
                                          Title:

                                   MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES: INCOME STRATEGIES PORTFOLIO
                                     BY:  MERRILL LYNCH ASSET MANAGEMENT,
                                          L.P., as Investment Advisor



                                   By
                                          --------------------------------
                                          Name:
                                          Title:


                                   MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.



                                   By
                                          --------------------------------
                                          Name:
                                          Title:


                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                     BY:  MERRILL LYNCH ASSET
                                     MANAGEMENT, L.P., as Investment Advisor


                                   By
                                          --------------------------------
                                          Name:
                                          Title:


                                   ML CBO IV (CAYMAN) LTD.
                                   BY: HIGHLAND CAPITAL MANAGEMENT L.P.,
                                       as Collateral Manager



                                   By
                                          --------------------------------
                                          Name:
                                          Title:


                                   ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     BY: PILGRIM INVESTMENTS, INC.,
                                         as Investment Manager



                                   By    /s/ Charles E. LeMieux, CFA
                                         --------------------------------
                                         Name:  Charles E. LeMieux, CFA
                                         Title: Vice President

                                      MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK

                                      By  /s/ Anna Marie Fallon
                                        ----------------------------------------
                                        Name:  Anna Marie Fallon
                                        Title: Vice President



                                      PAM CAPITAL FUNDING, LP
                                      BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                           as Collateral Manager

                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      PAMCO CAYMAN, LTD.
                                      BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                           as Collateral Manager

                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:




                                      PILGRIM PRIME RATE TRUST
                                      BY: PILGRIM INVESTMENTS, INC.,
                                           as Investment Manager

                                      By /s/ Charles E. LeMieux, CFA
                                        ----------------------------------------
                                        Name: Charles E. LeMieux, CFA
                                        Title: Vice President



                                      SCOTIABANC INC.

                                      By /s/ Dana Maloney
                                        ----------------------------------------
                                        Name: Dana Maloney
                                        Title: Relationship Manager

                                        SRV-HIGHLAND, INC.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        STEIN ROE & FARNHAM INCORPORATED,
                                          as Agent for KEYPORT LIFE INSURANCE
                                              COMPANY



                                        By /s/ Brian W. Good
                                           -------------------------------------
                                           Name:  Brian W. Good
                                           Title: Sr. Vice President & Portfolio
                                                    Manager


                                        TORONTO DOMINION (TEXAS), INC.



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        TRANSAMERICA LIFE INSURANCE AND
                                          ANNUITY CO.



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



                                        TRANSAMERICA PREMIER HIGH YIELD FUND



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        VAN KAMPEN PRIME RATE INCOME TRUST


                                        By /s/ Darvin D. Pierce
                                           -------------------------------------
                                           Name: Darvin D. Pierce
                                           Title: Vice President

                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.



                                       By /s/ Darvin D. Pierce
                                          --------------------------------------
                                          Name:  DARVIN D. PIERCE
                                          Title: VICE PRESIDENT



                                       VAN KAMPEN CLO II, LIMITED
                                       BY: VAN KAMPEN MANAGEMENT, INC.,
                                           as Collateral Manager



                                       By /s/ Darvin D. Pierce
                                          --------------------------------------
                                          Name:  DARVIN D. PIERCE
                                          Title: VICE PRESIDENT



                                       WACHOVIA BANK, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                CONSENT TO AMENDMENT NO. 19 TO THE LOAN DOCUMENTS

                              As of August 28, 2000

                   Reference is made to Amendment No. 19 to the Loan Documents dated as of August 28, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, Amendment No. 17 to the Loan Documents dated as of April 10, 2000, and Amendment No. 18 to the Loan Documents dated as of May 2, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                   Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                   This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                   This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

           [The remainder of this page is intentionally left blank.]

                                            MEDPARTNERS ACQUISITION CORPORATION


                                            By /s/ James H. Dickerson, Jr.
                                               --------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: President & Treasurer



                                            MEDPARTNERS AVIATION, INC.


                                            By /s/ Sara J. Finley
                                               --------------------------------
                                               Name: Sara J. Finley
                                               Title: Vice President & Secretary



                                            MEDPARTNERS EAST, INC.


                                            By /s/ James H. Dickerson, Jr.
                                               --------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: President & Treasurer




                                            MEDPARTNERS INTEGRATED NETWORK-
                                            CHANDLER, INC.


                                            By /s/ James H. Dickerson, Jr.
                                               --------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: Vice President & Treasurer




                                            MEDPARTNERS PROFESSIONAL
                                            MANAGEMENT CORPORATION


                                            By /s/ James H. Dickerson, Jr.
                                               --------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: President & Treasurer



                                            HEALTHWAYS, INC.


                                            By /s/ James H. Dickerson, Jr.
                                               --------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: President & Treasurer

                                            BAY AREA PRACTICE MANAGEMENT
                                            GROUP, INC.

                                            By /s/ SARA J. FINLEY
                                               ---------------------------------
                                               Name: Sara J. Finley
                                               Title: Vice President & Secretary


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: Vice President & Treasurer


                                            CHS MANAGEMENT, INC.


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: President & Treasurer


                                            CAREMARK INTERNATIONAL INC.


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name: James H. Dickerson, Jr.
                                               Title: President & Treasurer


                                            CAREMARK INC.


                                            By /s/ SARA J. FINLEY
                                               ---------------------------------
                                               Name: Sara J. Finley
                                               Title: Vice President & Secretary


                                            By
                                               ---------------------------------
                                               Name: Leisa Kizer
                                               Title: Treasurer

                             PRESCRIPTION HEALTH SERVICES, INC.

                             By /s/ James H. Dickerson, Jr.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: Vice President & Treasurer

                             By /s/ Sara J. Finley
                                -----------------------------------------
                                Name: Sara J. Finley
                                Title: Vice President & Secretary


                             CAREMARK INTERNATIONAL HOLDINGS INC.

                             By /s/ James H. Dickerson, Jr.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: Vice President & Treasurer


                             MEDPARTNERS PHYSICIAN SERVICES INC.

                             By /s/ James H. Dickerson, Jr.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: Vice President & Treasurer


                             FRIENDLY HILLS HEALTHCARE NETWORK INC.

                             By /s/ Sara J. Finley
                                -----------------------------------------
                                Name: Sara J. Finley
                                Title: Vice President & Secretary


                             MEDPARTNERS NSC LTD.

                             By /s/ James H. Dickerson, Jr.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: Vice President & Treasurer

                                      MEDPARTNERS ADMINISTRATIVE
                                      SERVICES, INC.

                                      By /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer



                                      MEDPARTNERS MANAGED CARE, INC.

                                      By /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name: Sara J. Finley
                                        Title: Vice President & Secretary



                                      ACUTE CARE MEDICAL MANAGEMENT, INC.

                                      By /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name: Sara J. Finley
                                        Title: Vice President & Secretary



                                      BGS HEALTHCARE, INC.

                                      By /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name: Sara J. Finley
                                        Title: Vice President & Secretary



                                      HOME HEALTH AGENCY OF GREATER
                                      MIAMI, INC.

                                      By /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name: Sara J. Finley
                                        Title: Vice President & Secretary



                                      PACIFIC MEDICAL GROUP, INC.

                                      By /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name: Sara J. Finley
                                        Title: Vice President & Secretary

                                   PACIFIC PHYSICIAN SERVICES, INC.


                                   By  /s/ JAMES H. DICKERSON, JR.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                   PPS EAST, INC.


                                   By  /s/ JAMES H. DICKERSON, JR.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer



                                   PPS NORTH CAROLINA MEDICAL
                                   MANAGEMENT, INC.


                                   By  /s/ JAMES H. DICKERSON, JR.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                   PPS RIVERSIDE DIVISION ACQUISITION
                                   AND MANAGEMENT CORP. I


                                   By  /s/ JAMES H. DICKERSON, JR.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer



                                   PPS VALLEY MANAGEMENT, INC.


                                   By  /s/ JAMES H. DICKERSON, JR.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer



                                   By  /s/ SARA J. FINLEY
                                       ---------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                       PACIFIC PHYSICIAN SERVICES
                                       ARIZONA, INC.



                                       By /s/ James H. Dickerson, Jr.
                                          --------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President and Treasurer



                                       PACIFIC PHYSICIAN SERVICES
                                       NEVADA, INC.



                                       By /s/ James H. Dickerson, Jr.
                                          --------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer



                                       PHYSICIANS' HOSPITAL MANAGEMENT
                                       CORPORATION



                                       By /s/ James H. Dickerson, Jr.
                                          --------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer



                                       RELIANT HEALTHCARE SYSTEMS, INC.



                                       By /s/ James H. Dickerson, Jr.
                                          --------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer



                                       By /s/ Sara J. Finley
                                          --------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary



                                       MEDPARTNERS/TALBERT MEDICAL
                                       MANAGEMENT CORPORATION



                                       By /s/ James H. Dickerson, Jr.
                                          --------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer

                                      TALBERT MEDICAL MANAGEMENT
                                      CORPORATION

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer



                                      TALBERT HEALTH SERVICES
                                      CORPORATION

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer



                                      MEDPARTNERS ADMINISTRATION, L.P.

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Executive Vice President &
                                        Treasurer of Caremark Rx, Inc.,
                                        the General Partner

                                      MEDPARTNERS PHYSICIAN
                                      MANAGEMENT, L.P.

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Executive Vice President of
                                        Caremark Rx, Inc., the General
                                        Partner



                                      MED TENNESSEE, INC.

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: President & Treasurer



                                      MEDPARTNERS PHYSICIAN SERVICES OF
                                      ILLINOIS L.L.C.

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer of
                                        North Suburban Clinic, Ltd.,
                                        a Member



                                      CERRITOS INVESTMENT GROUP

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer of Caremark Rx,
                                               Inc., a Partner


                                      BY /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name: Sara J. Finley
                                        Title: Corporate Secretary of
                                               Caremark Rx, Inc., a Partner

                                     CERRITOS INVESTMENT GROUP II

                                     By /s/ JAMES H. DICKERSON, JR.
                                        ----------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer of Caremark Rx,
                                               Inc., a Partner


                                     By /s/ SARA J. FINLEY
                                        ----------------------------------------
                                        Name:  Sara J. Finley
                                        Title: Corporate Secretary of
                                               Caremark Rx, Inc., a Partner


                                     5000 AIRPORT PLAZA, L.P.


                                     By /s/ JAMES H. DICKERSON, JR.
                                        ----------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer of Caremark Rx,
                                               Inc. the General Partner


                                     By /s/ SARA J. FINLEY
                                        ----------------------------------------
                                        Name:  Sara J. Finley
                                        Title: Corporate Secretary of
                                               Caremark Rx, Inc.,
                                               the General Partner

                                     ANNEX A
                                       TO
                     AMENDMENT NO. 19 TO THE LOAN DOCUMENTS


                                             EXHIBIT F-7 TO THE AMENDED AND
                                             RESTATED CREDIT AGREEMENT



                              ___________ __, 2000

 To the Lender Parties that are parties to the Credit
    Agreement referred to below, to
    Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, to Credit Lyonnais,
    New York Branch, The First National Bank of Chicago, and Morgan Guaranty Trust Company of New York, as Syndication Agents therefor, to Banc of America Securities LLC (formerly
    Nationsbanc Montgomery Securities LLC),
    as the Arranger therefor, and to
    Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent for the Lender Parties thereunder


                                CAREMARK RX, INC.

         This opinion is furnished to you pursuant to the Credit Agreement, dated as of June 9, 1998, among Caremark Rx, Inc. (formerly MedPartners, Inc.), a Delaware corporation (the "BORROWER"), and each of you, as amended through Amendment No. 19 to Loan Documents dated as of August 28, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

         We have acted as special counsel to the Borrower and its Subsidiaries in connection with the preparation, execution and delivery of the Credit Agreement.


         In rendering this opinion, we have examined executed (in original, facsimile or photocopy form) counterparts of the Credit Agreement Amendment, the Consent to Amendment No. 19 to the Loan Documents dated as of August 28, 2000 (the "CONSENT") executed by each of the Subsidiaries of the Borrower party to the Subsidiary Guarantee (each a "SUBSIDIARY GUARANTOR") and each of the other Loan Documents. We have also examined the originals, or copies certified to our satisfaction, of the documents listed in a certificate of a Responsible Officer of the Borrower, dated the date hereof (the "OPINION CERTIFICATE"), certifying that the documents listed in Part A of such Opinion Certificate are the settlement agreement and transition plan, and all of the material agreements, instruments and other

To Certain Lenders, Banks and Agents
___________  __, 2000
Page 2


documents related thereto, comprising the California Transition Plan (the "CALIFORNIA TRANSITION PLAN DOCUMENTS") and the documents listed in Part B of such Opinion Certificate are all of the material loan agreements, indentures, mortgages, deeds of trust, leases, instruments, contracts and other agreements and all of the orders, writs, judgments, injunctions, decrees, determinations or awards, that affect or purport to affect the obligations of the Borrower or any of its Subsidiaries under any of the Loan Documents, or the right of the Borrower or any of its Subsidiaries to borrow money, to guarantee the obligations of other Persons, to create liens on or security interests in their respective properties or assets, or to consummate the Transactions (as hereinafter defined), including the following documents submitted to us by the Borrower (the "OTHER FINANCING DOCUMENTS"):

                  (1) Indenture dated as of October 8, 1996, between the Borrower, as Issuer, and The First National Bank of Chicago, as Trustee, in respect of the Borrower's $450,000,000 7 3/8% Senior Notes Due 2006 (the
                           "SENIOR NOTES INDENTURE");

                  (2) Indenture dated as of September 15, 1997, between the Borrower, as Issuer, and PNC Bank, Kentucky, Inc., as Trustee, in respect of the Borrower's $420,000,000 6 7/8% Senior Subordinated Notes Due 2000 (the "SUBORDINATED NOTES INDENTURE" and, together with the Senior Notes Indenture, the "INDENTURES")*;

                  (3) Purchase Contract Agreement dated as of September 15, 1997, between the Borrower and The First National Bank of Chicago, as Purchase Contract Agent (the "TAPS PURCHASE AGREEMENT")*; and

                  (4) Pledge Agreement dated as of September 15, 1997, among the Borrower, PNC Bank, Kentucky, Inc., and The First National Bank of Chicago*.

In our examination of all documents referred to herein, we have assumed (i) the authenticity of all such documents submitted to us as originals, (ii) the conformity to originals of all such documents submitted to us as copies, (iii) the due execution and delivery, pursuant to due authorization, of each such document by each party thereto (other than the Borrower in the case of the California Transition Plan Documents to which it is a party) and (iv) the genuineness of all signatures.

         In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Borrower, certificates of public officials and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to our opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Borrower or its officers or public officials.

         Whenever any opinion or confirmation of fact set forth herein is qualified by the words "to our knowledge", "known to us" or words of similar import, the quoted words mean the current awareness of lawyers in the primary lawyer group of factual matters such lawyers recognized as being relevant to the

-----------------
* To be deleted if as of the date of this opinion this instrument is no longer in effect.

To Certain Lenders, Banks and Agents
___________  __, 2000
Page 3


opinion or confirmation so qualified. "Primary lawyer group" means the lawyer who signs this opinion letter and, solely as to information relative to any opinion or confirmation issue, any lawyer in this firm who is responsible for providing the response covering the particular issue. In addition, with respect to the opinion or confirmation set forth in paragraph 5 below with respect to certain actions, suits, investigations, litigations, arbitrations, or proceedings pending or threatened against or affecting the Borrower or any of its property or assets in any court or before any arbitrator, we note to you that we have not conducted a search of any records or docket of any court or other tribunal or forum.

         The opinions expressed herein are limited to matters governed by the federal laws of the United States of America (other than, with respect to the matters set forth in paragraphs 3 and 4 below, federal bankruptcy laws), the laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion herein as to the laws of any other jurisdiction or the effect that any such other laws may have on the matters set forth herein. Without limiting the foregoing, we express no opinion as to the effect of any laws, including any restrictions imposed by governmental licenses, rules, regulations, orders, approvals or similar matters, governing or applicable to the Borrower or any of the Subsidiary Guarantors, by reason of the nature of the business conducted by it in any jurisdiction.

         Based upon the foregoing and subject to the limitations and qualifications hereinafter set forth, we are of the following opinion:


                  1. The Borrower (a) is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified and in good standing as a foreign corporation in the State of Alabama, and (c) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  2. The execution, delivery and performance by the Borrower of the California Transition Plan Documents to which it is a party are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, and do not contravene the Constitutive Documents of the Borrower. The California Transition Plan Documents to which the Borrower is a party have been duly executed and delivered.

                  3. The execution, delivery and performance by the Borrower of the California Transition Plan Documents to which it is a party do not:

                           (a) violate any law, rule (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or regulation;


                           (b)      violate any order, writ, judgment,
                  injunction, decree, determination or award set forth in the Opinion Certificate; or

                           (c) conflict with or result in the breach of, or constitute a default under, or result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Borrower or any of its Subsidiaries under, any of the agreements, instruments or other documents set forth in Part B of the Opinion Certificate.

To Certain Lenders, Banks and Agents
___________  __, 2000
Page 4

         The execution, delivery and performance by the Borrower of the California Transition Plan Documents to which it is a party, and the effectiveness of the California Settlement Agreement and the Supplemental Plan Agreement do not conflict with or result in the breach of, or constitute a default under, or result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Borrower or any of its Subsidiaries under, any of the Loan Documents.

                  4. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party that is a party to any of the agreements, instruments, other documents, orders, decrees, determinations or awards set forth in the Opinion Certificate is required (under the laws of the State of New York, the General Corporation Law of the State of Delaware or the federal laws of the United States) for the due execution or delivery by the Borrower of the California Transition Plan Documents to which it is a party, except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

                  5. To the best of our knowledge, after due inquiry, there is no action, suit, investigation, litigation, arbitration, or proceeding pending or threatened against or affecting the Borrower or any of its Subsidiaries or any of the property or assets thereof in any court or before any arbitrator or by or before any Governmental Authority of any kind that purports to affect (x) the legality, validity, binding effect or enforceability of the California Transition Plan Documents, or (y) the effectiveness of the California Settlement Agreement and the Supplemental Plan Agreement, except in the case of clauses (x) and (y) above, those proceedings pending in the federal bankruptcy court for the approval of the California Transition Plan.

         The opinions set forth above are subject to the following qualifications:

                  (a) Our opinion set forth in paragraph 3 above as it relates to the Indentures is rendered on the basis of our view that the defined term "Indebtedness" in the Indentures should not be construed to include the obligations of the Borrower or MPN under the California Transition Plan Documents. Although we believe that our view represents the better interpretation, we note that the proper interpretation is a matter that is not free from doubt.

                  (b) In connection with our opinion set forth in paragraph 3 above as it relates to the Credit Agreement, we express no opinion as to (i) whether the agreement of the Borrower to deposit funds into the California Deposit Account (as such term is defined in the California Settlement Agreement) pursuant to Section 3.5(c) of the California Settlement Agreement and to apply such funds as provided in the California Settlement Agreement, or the performance by the Borrower of such agreement, constitutes a "preference or encumbrance of any kind (including, without limitation, any agreement to give any of the foregoing)" or "deposit arrangement...intended as, or having the effect of, security" as such terms are used in the definition of "Lien" appearing in Section 1.01 of the Credit Agreement, and (ii) if so, whether such agreement or performance thereof violates Section 5.02(a) of the Credit Agreement.

To Certain Lenders, Banks and Agents
___________  __, 2000
Page 5

                  (c) We note that in an action styled [description of Alabama TAPS litigation to be inserted], the plaintiffs named therein have asserted that one or more of the actions or events contemplated by or provided in the California Transition Plan Documents constitute a "Termination Event" within the meaning of the TAPS Purchase Agreement. We further note that we do not represent the Borrower in such action and, with respect to our opinion set forth in paragraph 3 above as it may relate to the TAPS Purchase Agreement, we express no opinion as to whether the execution, delivery or performance by the Borrower of the California Transition Plan Documents constitutes a "Termination Event" within the meaning of the TAPS Purchase Agreement.

                  (d) For purposes of rendering the opinions set forth above, we have relied, with your permission and without independent verification, upon the opinion(s) attached hereto of [___________]*, special California counsel to the Borrower and its Subsidiaries, addressed to the Agents and the Lender Parties, as to the matters set forth therein.

         This opinion may not be used or relied upon for any purpose other than in connection with the transactions contemplated by the Credit Agreement and the other Loan Documents, or by any person or entity other than the addressees hereof, without our prior written consent, provided that (i) any of your permitted successors, assigns or transferees may rely on this opinion in connection with the transactions contemplated by the Loan Documents as if this opinion letter were also addressed to them and (ii) you may furnish copies of this opinion to your independent auditors, legal counsel and appropriate regulatory authorities and pursuant to an order or legal process of any relevant government authority.

                                                              Very truly yours,







------------------
* Special California counsel to the Borrower and its Subsidiaries to provide such opinion(s) shall be one or more of the following: Jones, Day Reavis & Pogue, Milbank, Tweed, Hadley & McCloy, Foley & Lardner, in-house counsel to MPN (solely as to matters of California corporate law relating to MPN) or other counsel reasonably acceptable to the Administrative Agent, and the form and substance of such opinion shall not be objected to by the Required Lenders.